EXHIBIT 99.2

RENOVACARE COMMENTS ON RECENT MARKET ACTIVITY

New York & Pittsburgh & Berlin – January 8th, 2018 – RenovaCare, Inc. (“RenovaCare” or the “Company”) (OTCQB: RCAR), developer of the SkinGun™ and CellMist™ System for isolating and spraying a patient’s own stem cells onto burns and wounds for rapid self-healing, today announced that on January 3rd, 2018, OTC Markets Group Inc. (“OTC Markets”) informed the Company that OTC Markets had become aware of promotional activities concerning the Company.

OTC Markets provided an example, dated January 2nd, 2018, of the promotional material for reference. It is the Company’s understanding that the material provided was part of an annual predictions report used in part to generate new subscribers for various newsletters owned by StreetAuthority LLC, an independent publisher founded in 2001. The Company had no editorial control over the content and was one of thirteen companies independently selected, researched and mentioned. The annual predictions report was disseminated during the last quarter of 2017. During this time, 2,190,000 shares traded, only 2% more than the average quarterly volume of 2,139,375 shares during all of 2017.

Subsequently, later in the 4th quarter, a material announcement regarding a failed challenge to a RenovaCare patent was made public. On December 20th, 2017, a press release was issued by Avita Medical Limited disclosing that its petition for an Inter Partes Review with the Patent Trial and Appeal Board (“PTAB”) to invalidate all claims in U.S. Patent No. 9,610,430 (owned by the Company) was denied. This press release was followed by an article in Stockhead on December 21st, 2017, which more fully reported on the PTAB denying Avita Medical Limited’s petition, and, thereby, upholding the patentability of RenovaCare’s technology.

After the issuance of Avita Medical’s press release and the follow-up article in Stockhead on December 21st, 2017, the trading volume of the Company’s common stock increased 84% to 62,829 shares per day between December 20th and December 29th, versus 32,720 per day previously between December 1st through December 19th, 2017.

The Company is not affiliated in any way with the authors of the annual predictions report or its publisher. The Company issues press releases in the regular course of business and includes in its filings (the “SEC Filings”) with the Securities and Exchange Commission (the “SEC”) the material business activities of the Company, and investors are encouraged to rely on the information provided directly by the Company in such press releases and SEC Filings.

In the report, the substance of the material statements pertaining to the Company’s technology and products are not materially false or misleading, even though the report has significantly simplified the descriptions of the clinical indications and outcomes related to the use of the Company’s cell spray for the treatment of burns and wounds, and used promotional, advisory and superfluous language in describing the Company, its products and its stock. Moreover, the author comments on the Company’s interaction with the U.S. Food and Drug Administration and the performance of RenovaCare’s stock. The Company does not know the basis for such opinions or conclusions arrived-at by the author. Investors are reminded to rely upon the Company’s own statements, press releases, and filings with the SEC for information related to these matters.

1

Following notification from OTCQB Markets, the Company immediately made inquiries of its executive officers, directors, controlling shareholders (i.e., shareholders owning 10% or more of the Company's securities) and third-party service providers regarding their involvement in the creation or distribution of promotional materials related to the Company and its securities.

To the Company's knowledge, the Company, its executive officers, directors or, its controlling shareholder, or any third-party service providers have, directly or indirectly:

•	not been involved in any way (including payment of a third-party) with the creation or distribution of promotional materials, including the annual predictions report, related to the Company and its securities; and

•	not sold or purchased (other than in than in private placements conducted by the Company as described below) any shares of common stock of the Company within the last 90 days. The Company’s former service provider, Inspiren Media LLC, originally acquired 5,000 shares of the Company on July 25th, 2008 and sold on January 3rd, 2018, after termination of its agreement with the Company. All activity in the Company’s common stock by the Company’s executive officers, directors and controlling shareholders has been disclosed by such officer, director and shareholder in the Company’s SEC Filings.

The Company was not involved in the creation, or directing the dissemination, of the report. Through its investor relations agencies, the Company paid $90,005.25 between October 24th, 2017 and January 2rd, 2018, as part of its contractual agreement to pay for out of pocket costs, including reimbursement of dissemination related costs, incurred by the investor relations agency.

Between the period January 1st, 2017, and November 11th, 2017, the Company retained Ominicor Media LLC to provide public, media and investor relations services. Between the period October 16th, 2017 and December 31st, 2017, the Company retained Inspiren LLC to provide public, media and investor relations agencies. Since January 1st, 2018, Damaak Group LLC has been providing public, media and investor relations services to the Company.

In retaining the services of independent public, media and investor relations agencies, the Company does not have specific expectations of name branding or name recognition outcomes other than general increased awareness of the Company and its products.

The Company, its SkinGun™ and CellMist™ System have been featured in numerous newspapers, magazines, life science and medical publications, television interviews and on various social media platforms. At no time has the Company had any editorial control over the content of any articles, publications, commentary or marketing materials prepared by third parties.

As noted in the Company’s SEC Filings, RenovaCare is a development-stage pre-revenue company; as such, it periodically seeks to complete private placements in order to raise the funds necessary to keep the Company on the road to commercialization of its technologies and products. The private placements conducted by RenovaCare have all involved the issuance of its common stock, or securities convertible into shares of the Company’s common stock at prices reflecting a discount to the current market price at the time of closing of the private placement. Each of these transactions has been fully disclosed in the SEC Filings and there have not been any transactions, which have not been disclosed.

2

A summary of the financing transactions follows:

A. Debt.

September 9, 2016, $700,000 Convertible Promissory Note

On September 9th, 2016, the Company entered into a loan agreement (the “Loan Agreement”) with Kalen Capital Corporation (“KCC”); KCC is the Company's majority shareholder and in turn is wholly owned by Mr. Harmel S. Rayat. Pursuant to the terms of the Loan Agreement, KCC agreed to loan the Company up to $900,000 at an annual interest rate of 7% per year, compounded quarterly. KCC provided the Company with an initial loan in the amount of $700,000, which was evidenced by a convertible promissory note (the “Note”); the remaining $200,000 may be loaned prior to December 31st, 2017, upon the mutual agreement of the Company and KCC. The Note, including any interest due thereon, may be prepaid at any time without penalty. The Note matures on December 31st, 2017, and, beginning on the first anniversary of the Note, can be converted, at KCC’s sole discretion, into shares of the Company’s common stock at conversion rate equal to the lesser of: (i) $1.54, or the closing price of the Company’s common stock on the day prior to the issuance of the Note or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which KCC elects to convert the Note, subject to a floor price of $1.23 per share. Per the Loan Agreement, the Company issued KCC a Series E Stock Purchase Warrant (the “Series E Warrant”) to purchase up to 584,416 shares of the Company’s common stock at a purchase price of the lesser of: (i) $1.54, the closing price of the Company’s common stock on the day prior to issuance of the Series E Warrant; or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which KCC elects to exercise the Series E Warrant. The Series E Warrant is exercisable for a period of five years from the date of issuance and contains a cashless exercise provision. The Note has not been converted, in whole or in part; none of the Series E Warrants have been exercised.

February 2017, $445,000 Convertible Promissory Notes

Between February 23rd, 2017 and March 9th, 2017, the Company entered into three separate loan agreements aggregating $445,000 and containing identical terms (the “February 2017 Loan Agreements”) with three investors KCC, Joseph Sierchio a member of the Company’s board of directors and Mr. Paul Barbiero (collectively, the “Holders”). Pursuant to the terms of the February 2017 Loan Agreements, each individual investor agreed to loan the Company $25,000 and KCC agreed to loan the Company $395,000 at an annual interest rate of 7% per year, compounded quarterly. Each loan was evidenced by a convertible promissory note (collectively, the “2017 Notes”). The 2017 Notes, including any interest due thereon, may not be prepaid without the consent of the Holders. The 2017 Notes issued to the individual investors were subsequently repaid. The 2017 Note in the amount of $395,000 issued to KCCs matures on February 23, 2018, and, can be converted, at the Holders’ sole discretion, into shares of the Company’s common stock at conversion rate equal to the lesser of: (i) $3.45, the closing price of the Company’s common stock on the day prior to the issuance of the February 2017 Notes or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which the Holder(s) elect to convert the February 2017 Note(s), subject to a floor price of $2.76. The 2017 Note issued to KCC has not been converted, in whole or in part.

3

Per the February 2017 Loan Agreement, the Company issued each of the Individual Investors and KCC a Series F Stock Purchase Warrant (the “Series F Warrant”) to purchase up to, 7,246 shares, 7,246 shares and 114,493 shares, respectively, of the Company’s common stock at an exercise price per share equal to the lesser of: (i) $3.45, the closing price of the Company’s common stock on the day prior to issuance of the Series F Warrant; or (ii) a 20% discount to the average closing price of the Company’s common stock for the five days prior to the date on which the Holder elects to exercise their Series F Warrant. The Series F Warrant is exercisable for a period of five years from the date of issuance and may be exercised on a cashless basis. None of the Series F Warrants have been converted.

B. Equity.

On July 21st, 2017, the Company completed a self-directed offering of 460,250 units of the Company's equity securities (the "Units") at a price of $2.44 per unit for $1,123,010 in aggregate proceeds (the “July 2017 Private Placement”). Each unit consists of (a) one share of common stock and one Series G Stock Purchase Warrant (the “Series G Warrants”) allowing the holder to purchase one (1) share of the Company’s common stock at a price of $2.68 per share for a period of five years. The warrants contain a cashless exercise provision.

On October 16th, 2017, the Company completed a self-directed offering of 920,000 shares of the Company common stock at a price of $2.50 per share for $2,300,000 in aggregate proceeds. Additionally, each purchaser received one stock purchase warrant for each share of stock purchased for no additional consideration. Each warrant is exercisable at a price of $2.75 per share for a period of five years. The warrants contain a cashless exercise provision.

______

*RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the company’s planned or filed submissions to the U.S. Food and Drug Administration, if any, will be accepted or cleared by the FDA.

About RenovaCare

RenovaCare, Inc. is developing first-of-their-kind autologous (self-donated) stem cell therapies for the regeneration of human organs, and novel medical grade liquid sprayer devices. RenovaCare, Inc. is developing first-of-its-kind autologous (self-donated) stem cell therapies for the regeneration of human organs. Its initial product under development targets the body’s largest organ, the skin. The company’s flagship technology, the CellMist™ System, uses its patented SkinGun™ to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – onto wounds. RenovaCare is developing its CellMist™ System as a promising new alternative for patients suffering from burns, chronic and acute wounds, and scars. In the US alone, this $45 billion market is greater than the spending on high-blood pressure management, cholesterol treatments, and back pain therapeutics.

4

For additional information, please call Drew Danielson at: 888-398-0202 or visit: http://renovacareinc.com

To receive future press releases via email, please visit: http://renovacareinc.com/investors/register/

Follow us on Twitter http://twitter.com/RenovaCareInc or follow us on Facebook http://www.facebook.com/renovacarercar

For answers to frequently asked questions, please visit our FAQ’s page: http://renovacareinc.com/investors/faqs/

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders, and the public about the company, RenovaCare, Inc. development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media that could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company’s website and the social media channels listed below:

• Facebook

• Twitter

________

* This list may be updated from time to time.

5

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company's technologies, technical problems with the Company's research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contacts:

RenovaCare Inc.

Drew Danielson, 888-398-0202

ddanielson@renovacareinc.com

6